UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2020, Jaguar Health, Inc. (the “Company”) entered into warrant exercise agreements (collectively, the “Exercise Agreements”) with a holder (the “Holder”) of its Series 1 warrants (the “Public Warrants”) previously issued in the Company’s registered public offering on July 23, 2019 and its warrants previously issued in private placements by the Company in March through June of 2019 (collectively, the “Bridge Warrants” and together with the Public Warrants, the “Warrants”), pursuant to which the Holder agreed to exercise in cash its Warrants to purchase an aggregate of 458,022 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a reduced exercise price of $0.692 per share, which is the Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) as of the date of such Exercise Agreements, for gross proceeds to the Company of approximately $317,000.

The issuance of the Public Warrants and the offer and sale of shares of Common Stock underlying the Public Warrants have been registered on the Company’s registration statement on Form S-1 (File No. 333-231399) and an additional registration statement (File No. 333-232715) filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (together, the “Registration Statement”), each of which were previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”). A prospectus supplement relating to this reduction of the exercise price for the Public Warrants will be filed with the SEC.

The offer and sale of shares of Common Stock underlying the Bridge Warrants has been registered on the Company’s registration statement on Form S-1 (File No. 333-233989), which was previously filed and declared effective by the SEC.

The foregoing description of the Exercise Agreements is not complete and is qualified in its entirety by reference to the full text of the Form of Exercise Agreement, which is filed as an exhibit to this report and is incorporated by reference herein. For further discussion of the terms of the Bridge Warrants and the Public Warrants, see the Company’s Current Reports on Form 8-K, filed with the SEC on March 22, 2019 and July 23, 2019, respectively, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
10.1	Form of Warrant Exercise Agreement by and between Jaguar Health, Inc. and the Holder named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: February 28, 2020	By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: Chief Executive Officer & President

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